MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

Supplement dated March 31, 2004 to the Prospectus dated September 29, 2003

Effective April 1, 2004, the following changes will be made to the Prospectus of Merrill Lynch Short Term U.S. Government Fund, Inc. (the “Fund”).

The section captioned “Risk Return Bar Chart” beginning on page 5 of the Fund’s Prospectus is replaced in its entirety with the following:

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B1 shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns of each class of the Fund’s shares with the Citigroup 1-3 Year Treasury Index, a broad measure of market performance. In 2000, the Fund changed its investment objective and policies from seeking high current income by investing primarily in adjustable rate securities to seeking current income and low net asset value fluctuation by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. How any class of shares of the Fund performed in the past (before and after taxes) is not necessarily an indication of how that class of shares of the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 3.02% (quarter ended September 30, 2001) and the lowest return for a quarter was -0.87% (quarter ended June 30, 1994). The year-to-date return as of December 31, 2003 was 0.68%.

After-tax returns are shown only for Class B1 shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

Merrill Lynch Short Term U.S. Government Fund — Class A Return Before Taxes*†	0.74%	4.58%	4.88%

Merrill Lynch Short Term U.S. Government Fund — Class A1 Return Before Taxes*	0.99%	4.70%	4.95%

Merrill Lynch Short Term U.S. Government Fund — Class B Return Before Taxes*††	0.37%	4.08%	4.36%

Merrill Lynch Short Term U.S. Government Fund — Class B1 Return Before Taxes*	-0.29%	4.31%	4.48%

Return After Taxes on Distributions*	-1.34%	2.59%	2.59%
Return After Taxes on Distributions and Sale of Fund Shares*	-0.19%	2.60%	2.63%

Merrill Lynch Short Term U.S. Government Fund — Class C Return Before Taxes*†	0.29%	4.03%	4.32%

Merrill Lynch Short Term U.S. Government Fund — Class C1 Return Before Taxes*†	0.69%	4.32%	4.46%

Merrill Lynch Short Term U.S. Government Fund — Class I Return Before Taxes*†	1.10%	4.88%	5.18%

Citigroup 1-3 Year Treasury Index**	1.88%	5.37%	5.66%

*	Includes all applicable fees and sales charges.
**	This unmanaged index consists of all U.S. Treasury securities with a remaining average life of at least one year but less than three years. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	The returns for Class A and Class C shares prior to September 29, 2003 (commencement of each class) and of Class C1 and Class I shares prior to October 21, 1994 (commencement of each class) are based upon performance of the Fund’s Class A1 shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to each such class of shares.
††	The returns for Class B shares prior to September 29, 2003 (commencement of the class) are based upon performance of the Fund’s Class B1 shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to Class B shares.

Code: 13937-09-03SUP	MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.